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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: January 14, 1999



                              VENTURE SEISMIC LTD.
               (Exact name of registrant as specified in charter)


      ALBERTA, CANADA               0-27070                     N/A
----------------------------      -----------              -------------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)


     3110 - 80th Avenue S.E. Calgary, Alberta            T2C 1J3
     -------------------------------------------------------------
     (Address of principal executive offices)           (Zip code)


                                 (403) 777-9070
               ---------------------------------------------------
               (Registrant's telephone number including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other events

        On January 14, 1999, Venture Seismic Ltd. ("Venture") announced a delay in the filing with the Securities and Exchange Commission ("SEC") of its Annual Report on Form 10-KSB for its fiscal year ended September 30, 1998. As a result of the filing of Form 12(b)-25, the Form 10-KSB was due on January 13, 1999. The delay in filing is due to the Company's inability to finalize its consolidated financial statements, and related disclosure in the Form 10-KSB, due to significant uncertainties regarding the outcome of the seizure of the Pacific Titan by Western Geophysical as previously announced, and its potential impact on the Company's material agreements.

        Reference is made to Venture's press release dated January 14, 1999, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

        On January 14, 1999, Venture received written notice from the Nasdaq National Stock Market ("Nasdaq") that its securities will be delisted, effective with the opening of business on January 22, 1999, unless Venture files with the SEC and Nasdaq its Form 10-KSB, and the filing demonstrates compliance with all Nasdaq continued listing requirements.

Item 7.  Financial Statements and Exhibits

        (c) Exhibits

        99.1 Press release dated January 14, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VENTURE SEISMIC LTD.

                              By: /s/ Brian Kozun
                                  -------------------------------
                                  Brian W. Kozun
                                  President and Chief Executive Officer


                                  Dated: January 15, 1999